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March 2, 2000

Amiable Technologies Incorporated
International Plaza Two
Suite 625
Philadelphia, PA 19113-1518                                 [BY CERTIFIED MAIL]

      Adobe Systems Incorporated hereby extends the term of the Configurable PostScript Interpreter OEM License Agreement between Amiable Technologies Incorporated and Adobe, effective February 7,1997 (the "Agreement") from its current expiration date of February 7, 2000 to February 7, 2001.

      All other terms and conditions of the Agreement shall remain in full force and effect.

      Please have the two enclosed originals of this letter signed to acknowledge Amiable Technologies Incorporated's agreement with the above and return two fully executed originals to Adobe for signature.

                                          AGREED AND ACKNOWLEDGED:

ADOBE SYSTEMS INCORPORATED                AMIABLE TECHNOLOGIES INCORPORATED


By: /s/Graham Freeman                     By: /s/ Gerald J. Kochanski
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Print                                     Print
Name: Graham Freeman                      Name: Gerald J. Kochanski
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Title: SVP WW Sales + Support             Title: VP Operations & CFO
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Date: 5/4/00                              Date: March 2, 2000
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